EXHIBIT 99.21
                                 -------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

GSAA 0511 Stress Run
1. Run to Maturity
2. 100% Servicer Advancing

     FWD Scenario
     --------------------------------------------------------------------------------------------------------
                        Prepay                              8 CPR                      12 CPR
     ========================================================================================================
     Yield                                                              4.6508                     4.5895
     WAL                                                                  6.78                       5.05
     Principal Window                                            Oct05 - May25              Oct05 - Mar21
     Principal Writedown                                          0.00 (0.00%)               0.00 (0.00%)
     Total Collat Loss (Collat Maturity)                 71,038,458.01 (7.74%)      52,789,618.09 (5.75%)
     Total Collat Group Loss (Tranche Life)              58,990,762.53 (7.44%)      43,032,313.24 (5.43%)
     Loss Severity                                                         35%                        35%
     Servicer Advances                                                    100%                       100%
     Liquidation Lag                                                         0                          0
     Optional Redemption                                              Call (N)                   Call (N)
     --------------------------------------------------------------------------------------------------------


     FWD Scenario
     -------------------------------------------------------------------------------------------------------------------------
                        Prepay                       18 CPR                     25 CPR                     60 CPR
     =========================================================================================================================
     Yield                                                       4.5231                     4.4744                     4.3741
     WAL                                                           3.56                       2.58                       0.89
     Principal Window                                     Oct05 - Dec16              Oct05 - Dec13              Oct05 - Jul08
     Principal Writedown                                   0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
     Total Collat Loss (Collat Maturity)          36,052,986.95 (3.93%)      24,714,126.85 (2.69%)       5,372,301.77 (0.59%)
     Total Collat Group Loss (Tranche Life)       28,873,969.26 (3.64%)      19,541,927.12 (2.47%)       4,001,581.99 (0.50%)
     Loss Severity                                                  35%                        35%                        35%
     Servicer Advances                                             100%                       100%                       100%
     Liquidation Lag                                                  0                          0                          0
     Optional Redemption                                       Call (N)                   Call (N)                   Call (N)
     -------------------------------------------------------------------------------------------------------------------------

     FWD + 100 bps
     --------------------------------------------------------------------------------------------------------
                        Prepay                              8 CPR                      12 CPR
     ========================================================================================================
     Yield                                                              5.6187                     5.5473
     WAL                                                                  6.84                       5.08
     Principal Window                                            Oct05 - Aug25              Oct05 - Apr21
     Principal Writedown                                          0.00 (0.00%)               0.00 (0.00%)
     Total Collat Loss (Collat Maturity)                 71,458,369.98 (7.79%)      52,994,849.45 (5.78%)
     Total Collat Group Loss (Tranche Life)              59,394,142.47 (7.49%)      43,174,928.68 (5.45%)
     Loss Severity                                                         35%                        35%
     Servicer Advances                                                    100%                       100%
     Liquidation Lag                                                         0                          0
     Optional Redemption                                              Call (N)                   Call (N)
     --------------------------------------------------------------------------------------------------------


     FWD + 100 bps
     -------------------------------------------------------------------------------------------------------------------------
                        Prepay                       18 CPR                     25 CPR                     60 CPR
     =========================================================================================================================
     Yield                                                       5.4638                     5.3917                     5.1334
     WAL                                                           3.57                       2.58                       0.89
     Principal Window                                     Oct05 - Jan17              Oct05 - Dec13              Oct05 - Jul08
     Principal Writedown                                   0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
     Total Collat Loss (Collat Maturity)          36,127,032.18 (3.94%)      24,738,818.03 (2.70%)       5,372,588.12 (0.59%)
     Total Collat Group Loss (Tranche Life)       28,947,540.60 (3.65%)      19,548,305.73 (2.47%)       4,001,612.83 (0.50%)
     Loss Severity                                                  35%                        35%                        35%
     Servicer Advances                                             100%                       100%                       100%
     Liquidation Lag                                                  0                          0                          0
     Optional Redemption                                       Call (N)                   Call (N)                   Call (N)
     -------------------------------------------------------------------------------------------------------------------------


     FWD + 200 bps
     --------------------------------------------------------------------------------------------------------
                        Prepay                              8 CPR                      12 CPR
     ========================================================================================================
     Yield                                                              6.5922                     6.5123
     WAL                                                                  6.95                       5.13
     Principal Window                                            Oct05 - Feb26              Oct05 - Aug21
     Principal Writedown                                          0.00 (0.00%)               0.00 (0.00%)
     Total Collat Loss (Collat Maturity)                 71,851,795.67 (7.83%)      53,185,053.74 (5.80%)
     Total Collat Group Loss (Tranche Life)              59,925,975.60 (7.56%)      43,458,686.25 (5.48%)
     Loss Severity                                                         35%                        35%
     Servicer Advances                                                    100%                       100%
     Liquidation Lag                                                         0                          0
     Optional Redemption                                              Call (N)                   Call (N)
     --------------------------------------------------------------------------------------------------------


     FWD + 200 bps
     -------------------------------------------------------------------------------------------------------------------------
                        Prepay                       18 CPR                     25 CPR                     60 CPR
     =========================================================================================================================
     Yield                                                       6.2516                     6.1742                     5.8928
     WAL                                                           3.57                       2.58                       0.89
     Principal Window                                     Oct05 - Jan17              Oct05 - Dec13              Oct05 - Jul08
     Principal Writedown                                   0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
     Total Collat Loss (Collat Maturity)          36,194,428.97 (3.95%)      24,760,774.09 (2.70%)       5,372,804.12 (0.59%)
     Total Collat Group Loss (Tranche Life)       28,967,282.94 (3.66%)      19,553,681.65 (2.47%)       4,001,625.90 (0.50%)
     Loss Severity                                                  35%                        35%                        35%
     Servicer Advances                                             100%                       100%                       100%
     Liquidation Lag                                                  0                          0                          0
     Optional Redemption                                       Call (N)                   Call (N)                   Call (N)
     -------------------------------------------------------------------------------------------------------------------------

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